Exhibit 99



                                  CHASE 2004-S4


----------------------------------------------------------------------------------------------------------------------
                                                         Classes
----------------------------------------------------------------------------------------------------------------------
  Tranche                     Type               Face Amount           Coupon             WAL(yrs)           Delay
----------------------------------------------------------------------------------------------------------------------
     A1                        NAS              29,156,631.14           5.25               10.87              24
     A2                        Sen             130,122,000.00           5.25                3.45              24
     A3                    NTL/Snr/IO            2,009,523.81           5.25               11.87              24
     A4                        Sen              42,200,000.00             5                11.87              24
     A6                        Sen              64,322,000.00           5.25                2.5               24
     A7                        Sen              25,000,000.00           5.25                5.91              24
     A8                        Sen                 765,680.26           5.25               11.87              24
     IO                      NTL/IO            284,668,281.00          0.4094               5.57              24
     PO                        PO                  183,688.60             0                 5.54              24
    SUB                        Sub               8,250,000.00           5.25               10.29              24



--------------------------------------------------------------------------------
                                      Dates
--------------------------------------------------------------------------------
First Payment Date:         25-May-04
   Settlement Date:         30-Apr-04
        Dated Date:         1-Apr-04



--------------------------------------------------------------------------------
                                  Pricing Speed
--------------------------------------------------------------------------------
300% PSA



--------------------------------------------------------------------------------
                                Floater Formulae
--------------------------------------------------------------------------------
Tranche               Formulae                   Calc             Check
--------------------------------------------------------------------------------
   IO             Prem NWAC - 5.25              0.4094           0.4094



--------------------------------------------------------------------------------
                                Notional Balances
--------------------------------------------------------------------------------
Tranche               Formulae                   Calc             Check
--------------------------------------------------------------------------------
   IO             Prem Bal                   284,668,281         284,668,281
   A3             0.047619047619 *A4         2,009,523.81       2,009,523.81



--------------------------------------------------------------------------------
                                   Collateral
--------------------------------------------------------------------------------
            300,000,000.00  5.6352628
                      GWAC  5.9147628
                       WAM  358
                       AGE  2


  Cur Bal                GWAC                 Serv Fee             Oterm              Rterm             Name
--------------------------------------------------------------------------------------------------------------
 15,331,719             5.4666                 0.2795               360                358              Disc
284,668,281             5.9389                 0.2795               360                358              Prem



-------------------------------------------------------------------------------
                                    Structure
-------------------------------------------------------------------------------
1. Pay as follows:
   During the first 60months A1, does not receive sched. or prepaid prin during the next 12mo A1, receives scheduled prin + 30% of their own prepays during the next 12mo A1, receives scheduled prin + 40% of their own prepays during the next 12mo A1, receives scheduled prin + 60% of their own prepays during the next 12mo A1, receives scheduled prin + 80% of their own prepays during the next 12mo A1, receives scheduled prin + 100% of their own prepays

   a. Pay pro-rata as follows:
      a1.  Pay 40.7037786405643% to A6, A7, in this order, to 0         89,322,000.00      0.40703779
      a2.  Pay 59.2962213594357% to A2, to 0                           130,122,000.00      0.59296221
   b. Pay A4, A8, pro-rata, to 0
   c. Pay A1, to 0

2. Pay Sub, to 0